Exhibit 99.3

Planet Green Holdings Corp.

Unaudited Pro Forma Condensed Combined Financial Statements

September 30, 2021

Contents	Page

Unaudited Pro Forma Condensed Combined Balance Sheet	1

Unaudited Pro Forma Condensed Combined Statement of Operations	2 to 3

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements	4 to 9

Planet Green Holdings Corp.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of September 30, 2021

(Stated in US Dollars)

	PLAG	SDYC	Adjustments	Combined
Assets
Current assets
Cash	$755,023	$77,427	$-	$832,450
Accounts receivable	2,947,635	780,556	-	3,728,191
Note receivable	10,509	-	-	10,509
Other receivable	1,755,797	561,640	-	2,317,437
Related party receivable	8,337,546	86,448	-	8,423,994
Advance to suppliers	6,988,312	4,337,919	-	11,326,231
Inventory	7,891,349	-	-	7,891,349
Total current assets	28,686,171	5,843,990	-	34,530,161

Plant and equipment, net	20,654,268	-	-	20,654,268
Intangible assets, net	4,176,033	-	-	4,176,033
Construction in progress, net	2,210,466	-	-	2,210,466
Prepayment for real-estates investments	7,308,724	-	-	7,308,724
Deferred tax assets	1,152,225	-	-	1,152,225
Goodwill	16,719,258	-	4,724,698	21,443,956
Right-of-use assets	679,110	-	-	679,110
Total non-current assets	52,900,084	-	4,724,698	57,624,782

Total assets	$81,586,255	$5,843,990	$4,724,698	$92,154,943

Liabilities & Stockholders’ Equity
Current liabilities
Short-term bank loans	$7,255,095	$-	$-	$7,255,095
Accounts payable	4,281,778	992,424	-	5,274,202
Taxes payable	159,578	375,090	-	534,668
Salary payable	-	20,715	-	20,715
Other payable	5,678,455	-	-	5,678,455
Related party payable	4,048,288	-	-	4,048,288
Lease payable-current portion	170,110	-	-	170,110
Deferred income	61,291	-	-	61,291
Customer deposits	4,293,920	3,759,539	-	8,053,459
Total current liabilities	25,948,515	5,147,768	-	31,096,283

Lease payable- non-current	439,700	-	-	439,700
Long-term payables	362,489	-	-	362,489
Total non-current liabilities	802,189	-	-	802,189

Total liabilities	26,750,704	5,147,768	-	31,898,472

Common Stock, $0.001 par value, 200,000,000 shares authorized; 35,581,930 shares issued as of September 30, 2021	29,682	-	5,900	35,582
Additional paid-in capital	130,651,697	-	4,718,798	135,370,495
Retained earnings	(89,064,309)	709,314	-	(88,354,995)
Accumulated other comprehensive income	7,508,221	(13,092)	-	7,495,129
Non-controlling interests	5,710,260	-	-	5,710,260
Total Stockholders’ Equity	54,835,551	696,222	4,724,698	60,256,471

Total Liabilities & Stockholders’ Equity	$81,586,255	$5,843,990	$4,724,698	$97,865,203

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Planet Green Holdings Corp.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the nine months ended September 30, 2021

(Stated in US Dollars)

	PLAG	SDYC	Adjustments	Combined

Net revenues	$15,597,048	$27,421,837	$-	$43,018,885
Cost of revenues	13,750,406	25,601,947	-	39,352,353
Gross profit	1,846,642	1,819,890	-	3,666,532

Operating expenses:
Selling expenses	974,273	487,151	-	1,461,424
General & administrative expenses	5,869,473	145,466	-	6,014,939
Research & Developing Expenses	34,875	-	-	34,875
Total operating expenses	6,878,621	632,617	-	7,511,238

Operating loss	(5,031,979)	1,187,272	-	(3,844,707)

Other income (expenses):
Other income	357,246	2	-	357,248
Other expenses	(40,764)	(7,080)	-	(47,844)
Interest income	-	190	-	190
Interest expenses	(342,732)	0	-	(342,732)
Total other expenses	(26,250)	(6,888)	-	(33,138)

Loss before income taxes	(5,058,229)	1,180,384	-	(3,877,845)

Provision for income taxes	147	295,096	-	295,243

Net loss	$(5,058,376)	$885,288	$-	$(4,173,088)

Loss attributed to:
Non-controlling interest	(325,964)	-	-	(325,964)
Common shareholders	(4,732,412)	885,288	-	(3,847,124)

Loss per share attributed to common shareholders:
Basic and diluted earnings per share	-	-	-	(0.11)
Basic and diluted weighted average shares outstanding	-	-	-	35,581,930

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Planet Green Holdings Corp.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the years ended December 31, 2020

(Stated in US Dollars)

	PLAG	SDYC	Adjustments	Combined

Net revenues	$3,638,801	$1,843,612	$-	$5,482,413
Cost of revenues	2,369,736	1,823,125	-	4,192,860
Gross profit	1,269,065	20,487	-	1,289,552

Operating expenses:
Selling expenses	160,109	7,896	-	168,005
General & administrative expenses	3,896,489	10,571	-	3,907,061
Impairment loss of Inventories	0	178,066	-	178,066
Total operating expenses	4,056,598	196,534	-	4,253,132

Operating loss	(2,787,533)	(176,047)	-	(2,963,580)

Other income (expenses):
Other income	27,318	-	-	27,318
Interest income		73	-	73
Interest expenses	(23,407)	-	-	(23,407)
Impairment for goodwill	(2,339,829)	-	-	(2,339,829)
Write off receivables from disposal of former subsidiaries	(6,078,623)	-	-	-
Total other expenses	(8,414,541)	73	-	(8,414,468)

Loss from continuing operations	(11,202,074)	(175,974)	-	(11,378,048)

Income from discontinued operations	150,911	-	-	150,911

Net loss	$(11,051,163)	$(175,974)	$-	$(11,227,137)

Loss per share attributed to common shareholders:
Basic and diluted earnings per share	-	-	-	(0.63)
Basic and diluted weighted average shares outstanding	-	-	-	17,709,930

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Planet Green Holdings Corp.

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Note 1 — ORGANIZATION AND BUSINESS DESCRIPTION

Shandong Yunchu Trading Co., Ltd. (“Shandong” or “the Company” or “SDYC”) was incorporated under the laws of the People’s Republic of China (“China” or ‘PRC”) on December 16, 2016. Shandong Yunchu Trading Co., Ltd is an import and export supply chain commerce company and conducts its business through its retail store. The Company sells various food products, including chestnut, frozen fruits and vegetables, frozen French fries, and beef and mutton products. Food safety, product quality, and sustainability are its core values. Since its establishment, The Company has been committed to providing its customers with safe, high-quality, nutritious, and tasty products through its portfolio of trusted and well-known suppliers. The Company has worked with domestic and foreign cooperative factories to pass international food safety system certification, international quality management system certification, kosher certification, Japanese JAS certification, European Union EU, etc. In terms of domestic trade, it has more than 30 offices and sales networks covering large and medium cities across the country and open coastal towns; in terms of foreign exchange, its products are exported to more than ten countries and regions such as Japan, South Korea, Southeast Asia, Europe, and the United States. The Company enjoys a high reputation in the market because it can respond to and match supply with demand for food products in keeping with consumer trends.

Note 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

This pro forma condensed combined financial statements, including the accompanying notes and related disclosures, has been prepared on an as-if basis, assuming that the takeover transaction between the Company and Shandong Yunchu Trading Co., Ltd has been in effect since the beginning of the period present in the results of operations by combining the historical financial statements of the entities and eliminating any intercompany balances. The Shandong’s acquisition is accounted for under the acquisition method of accounting. Actual results incorporated results may have differed from those presented herein.

The adjustments described in the following footnotes are intended to reflect the impact of the Shandong’s acquisition on PLAG on a pro forma basis. These include pro forma adjustments for preliminary valuations of certain tangible and intangible assets by PLAG management as of the acquisition date of December 9, 2021. The unaudited pro forma condensed combined operations statements for the nine months ended September 30, 2021 and the twelve months ended December 31, 2020, giving effect to the Shandong’s acquisition as if it had occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of September 30, 2021 gives effect to the Shandong’s acquisition as if it had occurred on September 30, 2021. The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only. The accompanying unaudited pro forma condensed combined financial statements are shown for illustrative purposes only.

These unaudited pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

Basis of pro forma condensed combined financial statements

These pro forma condensed combined financial statements include the accounts of the Company and the entities listed below. All intercompany accounts and transactions have been eliminated.

	Place of	Attributable equity	Registered
Name of Company	incorporation	interest %	capital
Planet Green Holdings Corporation	British Virgin Islands	100	$10,000
Lucky Sky Planet Green Holdings Co., Limited (H.K.)	Hong Kong	100	1
Jiayi Technologies (Xianning) Co., Ltd.	PRC	100	2,000,000
Fast Approach Inc.	Canada	100	79
Shanghai Shuning Advertising Co., Ltd. (a subsidiary of FAST)	PRC	100	-
Jingshan Sanhe Luckysky New Energy Technologies Co., Ltd.	PRC	85	4,710,254
Xianning Bozhuang Tea Products Co., Ltd.	PRC	VIE	6,277,922
Jilin Chuangyuan Chemical Co., Ltd	PRC	VIE	9,280,493
Anhui Ansheng Petrochemical Equipment Co., Ltd	PRC	VIE	3,045,776
Shine Chemical Co., Ltd	British Virgin Islands	100	8,000
Bless Chemical Co., Ltd (a subsidiary of Shine Chemical)	Hong Kong	100	10,000
Hubei Bryce Technology Co., Ltd. (a subsidiary of Bless Chemical)	PRC	100	30,000,000

Management has eliminated all significant inter-company balances and transactions in preparing the accompanying consolidated financial statements. Ownership interests of subsidiaries that the Company does not wholly-own are accounted for as non-controlling interests.

On May 18, 2018, the Company incorporated Planet Green Holdings Corporation, a limited company incorporated in the British Virgin Islands. On September 28, 2018, Planet Green BVI acquired JianShi Technology Holding Limited, a limited company incorporated in Hong Kong on February 21, 2012, and Shanghai Xunyang Internet Tech Co., Ltd., a wholly-owned foreign entity incorporated in Shanghai, PRC, on August 29, 2012 (“Shanghai Xunyang”).

On August 12, 2019, through Lucky Sky Holdings Corporations (H.K.) Limited, formerly known as JianShi Technology Holding Limited, Company established Lucky Sky Petrochemical Technology (Xianning) Co., Ltd., a wholly foreign-owned enterprise incorporated in Xianning City, Hubei Province, China.

On December 20, 2019, The Lucky Sky Holdings Corporations (H.K.) Limited sold 100% of equity interest in Shanghai Xunyang.

On May 29, 2020, the Planet Green Holdings Corporation(BVI) incorporated Lucky Sky Planet Green Holdings Co., Limited, a limited company incorporated in Hong Kong.

On June 5, 2020, the Planet Green Holdings Corporation(BVI) acquired all of the outstanding equity interests of Fast Approach Inc. It was incorporated under Canada’s laws and the business of operation of a demand-side platform targeting the Chinese education market in North America.

On June 16, 2020, Lucky Sky Holdings Corporations (H.K.) transferred its 100% equity interest in Lucky Sky Petrochemical to Lucky Sky Planet Green Holdings Co., Limited (H.K.).

On August 10, 2020, Planet Green Holdings Corporation(BVI) transferred its 100% equity interest in Lucky Sky Holdings Corporations (H.K.) Limited to Rui Tang.

On December 9, 2020, Lucky Sky Petrochemical Technology (Xianning) Co., Ltd. changed its name to Jiayi Technologies (Xianning) Co., Ltd.

On August 3, 2021, the Planet Green Holding Corp has acquired 8,000,000 ordinary shares of the Shine Chemical Co., Ltd. As a result, Shine Chemical Co., Ltd, Bless Chemical Co., Ltd and Hubei Bryce Technology Co., Ltd have been wholly-owned subsidiaries of the Planet Green Holding Corp.

Consolidation of Variable Interest Entity

Variable Interest Entities (“VIEs”) lack sufficient equity to finance their activities without additional financial support from other parties or whose equity holders lack adequate decision-making ability. Any VIE with which the Company is involved must be evaluated to determine the primary beneficiary of the VIE’s risks and rewards. Management makes ongoing reassessments of whether the Company is the primary beneficiary.

On May 9, 2019, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with Xianning Bozhuang Tea Products Co., Ltd. (“Xianning Bozhuang”), a company incorporated in China engaging in the sale of tea products, and its shareholders (“Bozhuang Shareholders”). Under the Purchase Agreement, the Company issued an aggregate of 1,080,000 shares of its common stock to the Bozhuang Shareholders in exchange for Bozhuang Shareholders’ agreement to enter into. Their agreement to cause Xianning Bozhuang to enter into certain VIE Agreements with Shanghai Xunyang, through which Shanghai Xunyang shall have the right to control, manage and operate Xianning Bozhuang in return for a service fee approximately equal to 100% of Xianning Bozhuang’s net income (“Bozhuang Acquisition”). On May 14, 2019, Shanghai Xunyang entered into a series of VIE Agreements with Xianning Bozhuang and Bozhuang Shareholders. The VIE Agreements are designed to provide Shanghai Xunyang with the power, rights, and obligations equivalent in all material respects to those it would possess as the sole equity holder of Xianning Bozhuang, including absolute rights to control the management, operations, assets, property, and revenue of Xianning Bozhuang. The Bozhuang Acquisition closed on May 14, 2019. Starting on May 14, 2019, the Company’s business activities added the production line of green tea and black tea and sales of tea products, of which business activities are carried out in Xianning City, Hubei Province, China. The Company consolidated Xianning Bozhuang’s accounts as its VIE.

On December 20, 2019, through Lucky Sky Petrochemical Technology (Xianning) Co., Ltd. (“WFOE”), the Company entered into exclusive VIE agreements with Taishan Muren, Xianning Bozhuang and Shenzhen Lorain and their shareholders that give the Company the ability to substantially influence those companies’ daily operations and financial affairs and appoint their senior executives. On September 8, 2020, the Company’s Board of Directors resolved to discontinue the operation of Shenzhen Lorain and Taishan Muren due to the continued loss of such two subsidiaries. On September 15, 2020, Lucky Sky Petrochemical terminated the VIE agreements with Shenzhen Lorain and Taishan Muren. The Company has been considered the primary beneficiary of these operating companies and it consolidates their accounts as VIEs.

On January 4, 2021, the Company and Jiayi Technologies (Xianning) Co., Ltd. (the “Subsidiary”), a subsidiary of the Company, entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Jingshan Sanhe Luckysky New Energy Technologies Co., Ltd. (“Target”), and each of shareholders of the Target (collectively, the “Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Subsidiary agreed to effect an acquisition of the Target by acquiring from the Sellers 85% of the outstanding equity interests of the Target (the “Acquisition”). The target is engaged in researching, developing, manufacturing and selling products of ethanol fuel and fuel additives in China. On January 4, 2021, the Company closed the Acquisition.

On March 9, 2021, Planet Green Holdings Corp. (the “Company”) and Jiayi Technologies (Xianning) Co., Ltd. (the “Subsidiary”), a subsidiary of the Company, entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Jilin Chuangyuan Chemical Co., Ltd. (“Target”). Each of shareholders of the Target (collectively, the “Sellers”), under which, among other things and subject to the terms and conditions contained therein, the subsidiary agreed to effect an acquisition of the Target by acquiring from the Sellers 75% of the outstanding equity interests of the Target (the “Acquisition”). The target is researching, developing, manufacturing formaldehyde, urea-formaldehyde adhesive, methylal, and clean fuel products and selling such products in China. On March 9, 2021, the Company closed the acquisition.

On July 15, 2021, Planet Green Holdings Corp. (the “Company”) and Jiayi Technologies (Xianning) Co., Ltd. (the “Subsidiary”), a subsidiary of the Company, entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Anhui Ansheng Petrochemical Equipment Co., Ltd. (“Target”), and each of shareholders of the Target (collectively, the “Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Subsidiary agreed to effect an acquisition of the Target by acquiring from the Sellers 66% of the outstanding equity interests of the Target (the “Acquisition”). The target is engaged in researching, developing and manufacturing insulation type explosion-proof skid-mounted refueling equipment, LNG cryogenic equipment and SF double deck oil storage tank and selling such products in China. On July 16, 2021, the Company closed the Acquisition.

On September 1st, 2021, Jingshan Sanhe Luckysky New Energy Technologies Co., Ltd has changed its major shareholder from Mr.Feng Chao to Hubei Bryce Technology Co., Ltd and Hubei Bryce Technology Co., Ltd has hold 85% shares of Jingshan Sanhe Luckysky New Energy Technologies Co., Ltd after the alteration of shareholders.

On December 9, 2021, Planet Green Holdings Corp. (the “Company”) and Jiayi Technologies (Xianning) Co., Ltd. (the “Subsidiary”), a subsidiary of the Company, entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Shandong Yunchu Supply Chain Co., Ltd. (“Target”), and each of shareholders of the Target (collectively, the “Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Subsidiary agreed to effect an acquisition of the Target by acquiring from the Sellers 100% of the outstanding equity interests of the Target (the “Acquisition”). The target is a regional leading beef products importer and distributor in China. On December 20, 2021, the Company closed the acquisition.

Pursuant to the Share Exchange Agreement, in exchange for the acquisition of 100% of the outstanding equity interests of Target, the Company issued an aggregate of 5,900,000 shares of common stock, par value $0.001 per share, of the Company (the “Exchange Shares”) to the Sellers. At the closing of the Acquisition, the Company entered into a lock-up agreement with the Sellers with respect to the Exchange Shares, pursuant to which the Sellers agreed, subject to certain exceptions, not to transfer the Exchange Shares, or publicly disclose the intention to do so, from the closing of the Acquisition until the first anniversary of the closing (the “Lock-Up Agreement”).

Uses of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the financial statements’ date. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results may materially differ from these estimates.

Foreign currency translation and re-measurement

The Company translates its foreign operations to the U.S. dollar under ASC 830, “Foreign Currency Matters.”

The reporting currency for the Company and its subsidiaries is the U.S. dollar. Fast Approach Inc. uses Canadian (CDN$) as its functional currency, its subsidiary, Shanghai Shuning Advertising Co., Ltd., Jilin Chuangyuan Chemical Co., Ltd. Shandong Yunchu Trading Co., Ltd., Jingshan Sanhe Luckysky New Energy Technologies Co., Ltd , Anhui Ansheng Petrochemical Equipment Co., Ltd and Xianning Bozhuang Tea Products Co., Ltd. uses the Chinese Renminbi (RMB) as its functional currency.

The Company’s subsidiaries, whose records are not maintained in that company’s functional currency, re-measure their records into their functional currency as follows:

●	Monetary assets and liabilities at exchange rates in effect at the end of each period,

●	Nonmonetary assets and liabilities at historical rates, and

●	Revenue and expense items at the average rate of exchange prevailing during the period.

Gains and losses from these re-measurements were not significant and have been included in the Company’s operations results.

The Company’s subsidiaries, whose functional currency is not the U.S. dollar, translate their records into the U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date,

●	Equities at the historical rate, and

●	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are included in accumulated other comprehensive income in stockholders’ equity.

	09/30/2021	12/31/2020
Period-end US$: CDN$ exchange rate	1.2753	1.2754
Period-end US$: RMB exchange rate	6.4854	6.5326
Period average US$: CDN$ exchange rate	1.2431	1.3409
Period average US$: RMB exchange rate	6.4714	6.8996

The RMB is not freely convertible into foreign currency, and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US Dollars at the rates used in the translation.

3. PRO FORMA ADJUSTMENTS

Pro forma adjustments are necessary to reflect the estimated purchase price and to reflect amounts related to Shandong’s net tangible and intangible assets at an amount equal to the preliminary estimate of their fair values. Pro forma adjustments are also necessary to appropriately reflect the amortization expense related to the estimated identifiable intangible assets, changes in depreciation and amortization expense resulting from the estimated fair value adjustments to net tangible assets, and the income tax effect related to the pro forma adjustments.

There were no significant intercompany balances and transactions between PLAG and Shandong at the dates and for the period of these pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements do not include any adjustments for liabilities that will result from integration activities related to the Shandong’s acquisition. Additional assets or liabilities may be recorded that could affect amounts in the unaudited pro forma condensed combined financial statements. During the measurement period, any such adjustments to provisional amounts would increase or decrease goodwill. Adjustments that occur after the end of the measurement period will be recognized in the post-combination current period operations. Besides, Shandong may incur significant expenses for business development and expansion upon consummation of the Shandong’s acquisition or in subsequent quarters recorded as an expense in the consolidated statement of operations in the period in which they are incurred.

Entry No.	Description	Dr.	Cr.
1	Additional paid-in capital		4,718,798
2	Goodwill	4,724,698
3	Common stock		5,900

Issuance of shares under share exchange agreement for Shandong acquisition